================================================================================
     As filed with the Securities and Exchange Commission on October 6, 1999

                                                    Registration No. 333-_______
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

         --------------------------------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

         --------------------------------------------------------------


                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

           Maryland                            1850 K Street, N.W.                         52-1796339
(State or other jurisdiction of              Washington, D.C. 20006             (IRS employer identification no.)
incorporation or organization)                   (202) 729-7500
                                    (Address of Principal Executive Offices)

             -------------------------------------------------------

                         CARRAMERICA REALTY CORPORATION
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                            (Full title of the plan)

               --------------------------------------------------

                              Linda A. Madrid, Esq.
                               1850 K Street, N.W.
                             Washington, D.C. 20006
                                 (202) 729-7500
                          (Name, address and telephone
                          number of agent for service)

                                    Copy to:
                          J. Warren Gorrell, Jr., Esq.
                              David W. Bonser, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                                 (202) 637-5600

                 -----------------------------------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------- -------------------- ----------------------- ----------------------- ----------------------
                                                                 Proposed Maximum        Proposed Maximum
                                             Amount to be       Offering Price Per      Aggregate Offering          Amount of
 Title of Securities to be registered         Registered            Share (1)               Price (1)            Registration Fee
---------------------------------------- -------------------- ----------------------- ----------------------- ----------------------

Common Stock, par value $.01 per share         120,000                $21.91                $2,629,200                 $731
---------------------------------------- -------------------- ----------------------- ----------------------- ----------------------

  (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended, based on the average of the high and low prices per share of CarrAmerica Realty Corporation's Common Stock, par value $0.01 per share, on September 30, 1999, as reported on the New York Stock Exchange.

                                EXPLANATORY NOTE


         This Registration Statement is filed solely to register 120,000 additional shares of common stock of CarrAmerica Realty Corporation (the "Registrant") that may be issued under the CarrAmerica Realty Corporation 1995 Non-Employee Director Stock Option Plan, as amended, for which the Registrant's Registration Statement (the "Initial Registration Statement") on Form S-8 (File No. 33-92136) already is in effect. Pursuant to General Instruction E of Form S-8, the contents of the Initial Registration Statement hereby are incorporated by reference herein.



                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.      Exhibits

Exhibit
Number       Description
------       -----------

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered

23.1         Consent of Hogan & Hartson L.L.P. (included as part of Exhibit
             5.1)

23.2         Consent of KPMG LLP

24.1         Powers of Attorney

99.1         CarrAmerica Realty Corporation 1995 Non-Employee Director
             Stock Option Plan (incorporated by reference to the Registrant's registration statement on Form S-8, No. 33-92136)

99.2 First Amendment to the CarrAmerica Realty Corporation 1995 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.3 Second Amendment to the CarrAmerica Realty Corporation 1995 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C., on October 6, 1999.

                                             CARRAMERICA REALTY CORPORATION,
                                             a Maryland corporation

                                             By: /s/ Richard F. Katchuk
                                                 -------------------------------
                                                  Richard F. Katchuk
                                                  Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

Signature                                         Title                                     Date
---------                                         -----                                     ----

              *                      Chairman of the Board of Directors                  October 6, 1999
---------------------------
Oliver T. Carr, Jr.

              *                      President, Chief Executive Officer and Director     October 6, 1999
---------------------------
Thomas A. Carr

/s/ Richard F. Katchuk
---------------------------          Chief Financial Officer (principal                  October 6, 1999
Richard F. Katchuk                    financial and accounting officer)

              *                      Director                                            October 6, 1999
---------------------------
C. Ronald Blankenship

              *                      Director                                            October 6, 1999
---------------------------
Andrew F. Brimmer

              *                      Director                                            October 6, 1999
---------------------------
A. James Clark

              *                      Director                                            October 6, 1999
---------------------------
Timothy Howard

              *                      Director                                            October 6, 1999
---------------------------
Caroline S. McBride

              *                      Director                                            October 6, 1999
---------------------------
William D. Sanders

              *                      Director                                            October 6, 1999
---------------------------
Wesley S. Williams, Jr.


* By: /s/ Richard F. Katchuk
      -----------------------
       Richard F. Katchuk
       As Attorney-in-Fact
       (See Exhibit 24.1)

                                  EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered

23.1         Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5.1)

23.2         Consent of KPMG LLP

24.1         Powers of Attorney

99.1         CarrAmerica Realty Corporation 1995 Non-Employee Director
             Stock Option Plan (incorporated by reference to the Registrant's registration statement on Form S-8, No. 33-92136)

99.2 First Amendment to the CarrAmerica Realty Corporation 1995 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998)

99.3 Second Amendment to the CarrAmerica Realty Corporation 1995 Non-Employee Director Stock Option Plan (incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)